Exhibit 99.1

Highly Confidential Subject to Express Confidentiality Agreement Subject to FRE 408 Walter Investment Management Corp. October 2017

Highly Confidential Subject to Express Confidentiality Agreement DISCLAIMER Subject to FRE 408 CONFIDENTIAL INFORMATION This document has been prepared by Walter Investment Management Corp. (“Walter”), and is for information purposes only. By accepting this document, you hereby acknowledge that (a) the information contained herein (the “Confidential Information”) contains material non-public information relating to Walter and its affiliates (collectively, the “Companies”); (b) the confidential information is provided as of the date of this presentation or as otherwise specified herein, and none of Walter or the parties disclosing such information has any duty, or undertakes any obligation, to update such confidential information at any time; and (c) the confidential information is preliminary and subject to change and may not be further disseminated. This document should be read in conjunction with Walter’s SEC Reports (as hereafter defined). Forward-Looking Information This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “projects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” “targets,” “anticipates,” “opportunity” or other similar expressions. Such statements include, but are not limited to, statements relating to the proposed transaction described herein, estimated and projected financial and operating metrics, estimated and projected non-GAAP financial measures, descriptions of management’s strategy, plans, objectives or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact. Forward-looking statements are subject to significant known and unknown risks, uncertainties, challenges and other important factors, and Walter’s actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on Walter’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any strategic initiatives or transactions Walter considers. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described below and in more detail under the heading “Risk Factors” in Walter’s Annual Report on Form 10-K for the year ended December 31, 2016, Walter’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017, and any amendments to or restatements of such reports, and in Walter’s other filings with the SEC (all such filings, “Walter’s SEC Reports”). In particular (but not by way of limitation), the following important factors, risks and uncertainties could affect our future results, performance and achievements and could cause actual results, performance and achievements to differ materially from those expressed in the forward-looking statements: • risks and uncertainties relating to the Company’s proposed financial restructuring, including: the ability of the Company to comply with the terms of the RSA, including completing various stages of the restructuring within the dates specified by the RSA; the ability of the Company to obtain requisite support for the restructuring from various stakeholders; the ability of the Company to maintain the listing of its common stock on the New York Stock Exchange; the ability of the Company to successfully execute the transactions contemplated by the RSAs without substantial disruption to the business of, or a Chapter 11 bankruptcy filing by, one or more of its primary operating or other subsidiaries; and the effects of disruption from the proposed restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the company to conduct its business;
• our ability to successfully implement any prepackaged plan of reorganization under chapter 11 of title 11 of the United States Code and our ability to continue to operate without disruption during any such process; • our ability to operate our business in compliance with existing and future laws, rules, regulations and contractual commitments affecting our business, including those relating to the origination and servicing of residential loans, default servicing and foreclosure practices, the management of third-party assets and the insurance industry, and changes to, and/or more stringent enforcement of, such laws, rules, regulations and contracts; • scrutiny of our industry by, and potential enforcement actions by, federal and state authorities; • the substantial resources (including senior management time and attention) we devote to, and the significant compliance costs we incur in connection with, regulatory compliance and regulatory examinations and inquiries, and any consumer redress, fines, penalties or similar payments we make in connection with resolving such matters; • uncertainties relating to interest curtailment obligations and any related financial and litigation exposure (including exposure relating to false claims); WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation and Walter’s SEC Reports for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and Page 2 the use of Non-GAAP Financial Measures.

Highly Confidential Subject to Express Confidentiality Agreement DISCLAIMER (cont.) Subject to FRE 408 • potential costs and uncertainties, including the effect on future revenues, associated with and arising from litigation, regulatory investigations and other legal proceedings, and uncertainties relating to the reaction of our key counterparties to the announcement of any such matters; • our dependence on U.S. GSEs and agencies (especially Fannie Mae, Freddie Mac and Ginnie Mae) and their residential loan programs and our ability to maintain relationships with, and remain qualified to participate in programs sponsored by, such entities, our ability to satisfy various existing or future GSE, agency and other capital, net worth, liquidity and other financial requirements applicable to our business, and our ability to remain qualified as a GSE and agency approved seller, servicer or component servicer, including the ability to continue to comply with the GSEs’ and agencies’ respective residential loan selling and servicing guides; • uncertainties relating to the status and future role of GSEs and agencies, and the effects of any changes to the origination and/or servicing requirements of the GSEs, agencies or various regulatory authorities or the servicing compensation structure for mortgage servicers pursuant to programs of GSEs, agencies or various regulatory authorities; • our ability to maintain our loan servicing, loan origination or collection agency licenses, or any other licenses necessary to operate our businesses, or changes to, or our ability to comply with, our licensing requirements; • our ability to comply with the terms of the stipulated order resolving allegations arising from an FTC and CFPB investigation of Ditech Financial and a CFPB investigation of RMS; • operational risks inherent in the mortgage servicing and mortgage originations businesses, including our ability to comply with the various contracts to which we are a party, and reputational risks; • risks related to the significant amount of senior management turnover and employee reductions recently experienced by the Company; • risks related to our substantial levels of indebtedness, including our ability to comply with covenants contained in our debt agreements or obtain any necessary waivers or amendments, generate sufficient cash to service such indebtedness and refinance such indebtedness on favorable terms, or at all, as well as our ability to incur substantially more debt; • our ability to renew advance financing facilities or warehouse facilities on favorable terms, or at all, and maintain adequate borrowing capacity under such facilities; • our ability to maintain or grow our residential loan servicing or subservicing business and our mortgage loan originations business; • our ability to achieve our strategic initiatives, particularly our ability to: increase the mix of our fee-for-service business, including by entering into new subservicing arrangements; improve servicing performance; successfully develop our originations capabilities in the consumer and wholesale lending channels; reduce our debt; and execute and realize planned operational improvements and efficiencies, including those relating to our core and non-core framework; • the success of our business strategy in returning us to sustained profitability; • changes in prepayment rates and delinquency rates on the loans we service or subservice; • the ability of Fannie Mae, Freddie Mac and Ginnie Mae, as well as our other clients and credit owners, to transfer or otherwise terminate our servicing or subservicing rights, with or without cause; • a downgrade of, other adverse change relating to, or our inability to improve our servicer ratings or credit ratings; • our ability to collect reimbursements for servicing advances and earn and timely receive incentive payments and ancillary fees on our servicing portfolio; • our ability to collect indemnification payments and enforce repurchase obligations relating to mortgage loans we purchase from our correspondent clients and our ability to collect in a timely manner indemnification payments relating to servicing rights we purchase from prior servicers; • local, regional, national and global economic trends and developments in general, and local, regional and national real estate and residential mortgage market trends in particular, including the volume and pricing of home sales and uncertainty regarding the levels of mortgage originations and prepayments; • uncertainty as to the volume of originations activity we can achieve and the effects of the expiration of HARP, which is scheduled to occur on September 30, 2017, including uncertainty as to the number of “in-the-money” accounts we may be able to refinance and uncertainty as to what type of product or government program will be introduced, if any, to replace HARP; • risks associated with the reverse mortgage business, including changes to reverse mortgage programs operated by FHA, HUD or Ginnie Mae, our ability to accurately estimate interest curtailment liabilities, our ability to fund HECM repurchase obligations, our ability to fund principal additions on our HECM loans, and our ability to securitize our HECM loans and tails; WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation and Walter’s SEC Reports for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and Page 3 the use of Non-GAAP Financial Measures.

Highly Confidential Subject to Express Confidentiality Agreement DISCLAIMER (cont.) Subject to FRE 408 • our ability to realize all anticipated benefits of past, pending or potential future acquisitions or joint venture investments; • the effects of competition on our existing and potential future business, including the impact of competitors with greater financial resources and broader scopes of operation; • changes in interest rates and the effectiveness of any hedge we may employ against such changes; • risks and potential costs associated with technology and cybersecurity, including: the risks of technology failures and of cyber-attacks against us or our vendors; our ability to adequately respond to actual or alleged cyber-attacks; and our ability to implement adequate internal security measures and protect confidential borrower information; • risks and potential costs associated with the implementation of new or more current technology, such as MSP, the use of vendors (including offshore vendors) or the transfer of our servers or other infrastructure to new data center facilities; • our ability to comply with evolving and complex accounting rules, many of which involve significant judgment and assumptions; • risks related to our deferred tax asset, risk of an “ownership change” under Section 382 of the Code, including uncertainties as to our ability to preserve our tax assets through and after a bankruptcy filing of the Company; • uncertainties regarding impairment charges relating to our goodwill or other intangible assets; • risks and uncertainties relating to, or arising in connection with, the restatement of our financial statements; • risks associated with material weaknesses in our internal controls over financial reporting, including the timing and effectiveness of our remediation plans; • our ability to implement and maintain effective internal controls over financial reporting and disclosure controls and procedures; • our ability to manage potential conflicts of interest relating to our relationship with WCO; and • our ability to successfully implement any prepackaged plan of reorganization under chapter 11 of title 11 of the United States Code and our ability to continue to operate without disruption during any such process • risks related to our relationship with Walter Energy and uncertainties arising from or relating to its bankruptcy filings and liquidation proceedings, including potential liability for any taxes, interest and/or penalties owed by the Walter Energy consolidated group for the full or partial tax years during which certain of the Company’s former subsidiaries were a part of such consolidated group and certain other tax risks allocated to us in connection with our spin-off from Walter Energy. For additional information regarding important factors that may cause actual results to materially differ from the financial forecasts included herein, refer to the section in this presentation titled “Certain Company Forecasts.” All forward-looking statements are expressly qualified in their entirety by the cautionary statements contained herein and in Walter’s SEC Reports. The factors, risks and uncertainties discussed above are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond Walter’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although Walter believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, prospective purchasers are cautioned not to place undue, if any, reliance on such forward-looking statements. The inclusion of such information should not be regarded as a representation by Walter or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE SUCH STATEMENTS WERE MADE OR ANY EARLIER DATE INDICATED HEREIN, AND WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, CHANGES IN UNDERLYING ASSUMPTIONS OR OTHERWISE. If Walter were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that Walter would make additional updates or corrections thereafter. WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation and Walter’s SEC Reports for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and Page 4 the use of Non-GAAP Financial Measures.

Highly Confidential Subject to Express Confidentiality Agreement DISCLAIMER (cont.) Subject to FRE 408 CERTAIN COMPANY FORECASTS Walter does not publicly disclose detailed financial projections and forecasts as to future performance, earnings or other results due to various reasons, including the uncertainty and subjectivity of the underlying assumptions and estimates, the difficulty of predicting economic and market conditions and the difficulty of accurately forecasting Walter’s performance in near and extended future periods. The internal financial forecasts included herein (the “Forecasts”) were prepared in connection with Walter’s debt restructuring initiative. While the Forecasts were prepared in good faith by the management of Walter, with the assistance of its outside advisors and at the direction of Walter’s Board of Directors, they were not prepared with a view towards public disclosure and were not prepared in accordance with generally accepted accounting principles (“GAAP”) or other published guidelines relating to prospective financial information. The inclusion of the Forecasts in this presentation should not be regarded as an indication that Walter considers this information to be necessarily predictive of actual future results, and readers are cautioned not to place undue reliance, if any, on such information. Neither the Company’s independent auditor nor any other independent accountant has examined, compiled, or performed any procedures with respect to the Forecasts contained herein and, accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the prospective financial information. No assurance can be made regarding future events and the disclosure of these Forecasts should not be regarded as an indication that Walter, its Board of Directors, its outside advisors or any other person considered, or now considers, the Forecasts to be a reliable prediction of future results, and the Forecasts should not be relied upon as such. The Forecasts cover multiple years and prospective financial information by its nature becomes subject to greater uncertainty with each successive year. In addition, the Forecasts reflect estimates, assumptions and business decisions as of the time of its preparation, all of which are subject to change. The estimates, assumptions and business decisions made by management upon which the Forecasts are based involve significant judgment with respect to, among other matters, future industry performance, general business, economic, regulatory, market and financial conditions, many of which are difficult or impossible to predict accurately, are subject to significant operational, economic, competitive or other third party risks and uncertainties, and are beyond Walter’s control. Management of Walter has limited visibility into the likelihood of the occurrence and potential magnitude of the material risks to Walter’s performance in the unpredictable operating environment surrounding Walter, including, but not limited to the potential effects of a changing interest rate environment, changes in government regulation of the financial services sector generally (including the servicing, originations and reverse mortgage sectors in which Walter operates), and government programs relating to the mortgage industry. There can be no assurance that the estimates and assumptions made in preparing the Forecasts will prove accurate, that the projected results will be realized or that actual results will not be significantly higher or lower than projected results. The Forecasts also reflect estimates, assumptions and business decisions that do not reflect the effects of the outcome of the Company’s debt restructuring initiative (or any failure of the significant de-leveraging transaction contemplated), or any other changes that may in the future affect Walter or its assets, business activities, operations, properties, corporate structure, capitalization and management. For additional information regarding important factors that may cause actual results to materially differ from the Forecasts, refer to the section in this presentation titled “Forward-Looking Statements.” None of Walter or any of its respective affiliates, advisors, officers, directors or representatives has made or makes any representation to any stockholder of Walter or any other person regarding the information included in the Forecasts or the ultimate performance of Walter compared to the information included in the Forecasts or that the Forecasts will ultimately be achieved. In light of the numerous factors and uncertainties inherent in the Forecasts, including but not limited those factors referenced above, you are cautioned not to place undue, if any, reliance on the Forecasts. THE FORECASTS ARE FORWARD-LOOKING INFORMATION AND SPEAK ONLY AS OF THE DATE SUCH STATEMENTS WERE MADE OR ANY EARLIER DATE INDICATED HEREIN, AND WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, CHANGES IN UNDERLYING ASSUMPTIONS OR OTHERWISE. WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation and Walter’s SEC Reports for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and Page 5 the use of Non-GAAP Financial Measures.

Highly Confidential Subject to Express Confidentiality Agreement Introduction Subject to FRE 408 ï,¡ On July 31, 2017, Walter Investment Management Corp. (the “Company”) entered into a Restructuring Support Agreement (the “Term Loan RSA”) with lenders under its Amended and Restated Credit Agreement, dated as of December 19, 2013 (the “Term Loan”) ï,¡ The Term Loan RSA originally provided the Company until August 31, 2017 to reach an agreement with the 7.875% Senior Notes due 2021 (the “Senior Notes”) which was later extended to allow the discussions to progress ï,¡ On October 20, 2017, ongoing negotiations with the Senior Notes concluded and the Company entered into:ï,¡ (i) a Restructuring Support Agreement with holders of more than 50% of the Senior Notes (“Senior Notes RSA”) ï,¡ (ii) an amended Term Loan RSA with revised terms with holders of more than 50% of the Term Loan (“Revised Term Loan RSA”) ï,¡ Presented herein is the Company’s revised projected financial information which has been updated to reflect: ï,¡ A consensual balance sheet restructuring with the Term Loan, the Senior Notes and the 4.500% Convertible Notes due 2019 (the “Convertible Notes”) as contemplated in the Revised Term Loan RSA and the Senior Notes RSA, implemented through a pre-packaged plan of reorganization that is assumed to close in December 2017ï,¡ Recent changes to the business, including changes to the terms of the Company’s operating debt facilities ï,¡ Certain revised operating assumptions, as detailed on page 7 WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation and Walter’s SEC Reports for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and Page 6 the use of Non-GAAP Financial Measures.

Summary Financial Bridge

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

- The exhibit to the right bridges AEBITDA and liquidity, as it was detailed in the previous disclosure materials dated July 2017, to the Company's Revised Projections
  - **Originations Volume Reduction** – Reflects volume reduction (primarily within the Correspondent channel) during 2H17 with ramp-up to originally projected levels during FY18. The near-term reduction is driven by (i) efforts to manage warehouse capacity and reduce the potential Debtor in Possession ("DIP") facility costs and (ii) potential market impact of a Bankruptcy filing. AEBITDA Changes reflects the impact on Originations and Servicing profitability. Other Cash Changes reflects working capital and other liquidity impacts
  - **Restructuring-Related Impacts** – Primarily includes restructuring professional fees, potential DIP / other financing fees and an estimate for the potential organizational disruption resulting from a Bankruptcy filing
    - AEBITDA: Primarily includes estimate for potential business disruption from a Bankruptcy filing and non-DIP related financing fees in AEBITDA changes
    - Cash Changes (Non-AEBITDA): Primarily includes potential DIP fees and restructuring professional fees
  - **Asset Sales** – Changes to amount and timing of contemplated bulk MSR sales
  - **Counterparty Pressures** – Reflects (i) decreased advance rates and non-renewal of certain working capital facilities during FY17, and (ii) a full return to normalized rates during FY18 (the Original projections assumed approximately $50 million of collateral did not return during the projection period)
  - **Estimated DIP Advance Rates** – Estimated impact of DIP facility advance terms on working capital financing
  - **Other Working Capital** – Updated expectations regarding (i) Ginnie Mae buyout financing due, in part, to more onerous documentation requirements by HUD, and (ii) servicer advances
  - **Cash Interest on Corporate Debt** – Reflects latest RSA term sheet and impact of automatic stay on pre-petition interest
  - **Other** – Primarily reflects the impact of actual results relative to the Original Projections and an updated cash taxes estimate (reflected as both AEBITDA changes and Other Cash Changes)
  - **Total Estimated Restructuring Costs** – Represents the total of (i) Originations Volume Reduction (AEBITDA), (ii) Restructuring-Related Impacts (AEBITDA + Other Cash) and (iii) Cash Interest on Corporate Debt

Summary Projected Financial Bridge

$ millions

	FY2017 Projected	FY2018 Projected	FY2019 Projected
Cash and Cash Equivalents (Original Projections)	**$224.1**	**$256.1**	**$240.7**
AEBITDA Changes:			
Originations Volume Reduction[1]	(18.7)	(23.9)	(13.7)
Restructuring-Related Impacts[1]	(15.8)	(27.1)	2.1
Asset Sales	3.4	(4.2)	(7.7)
Other	11.7	10.6	(9.8)
Total AEBITDA Changes	(19.5)	(44.7)	(29.0)
Working Capital Cash Changes:			
Counterparty Pressures	(114.4)	61.9	49.3
Estimated DIP Advance Rates	59.5	- -	- -
Other Working Capital	(54.9)	21.8	27.3
Total Working Capital Changes	(109.8)	83.7	76.5
Restructuring-Related Impacts[1]	(62.8)	(9.5)	(0.1)
Other Cash Changes:			
Originations Volume Reduction	91.7	(52.8)	(0.8)
Asset Sales	(21.0)	26.2	2.1
Convertible Notes Tender	40.0	- -	- -
Cash Interest on Corporate Debt[1]	25.2	(9.1)	(9.3)
Term Loan Paydowns[2]	25.4	27.3	(75.6)
Other	22.0	(6.8)	4.8
Total Other Cash Changes	183.3	(15.2)	(78.7)
Total Change in Cash	(8.7)	14.3	(31.3)
Cumulative Change in Cash	(8.7)	5.7	(25.7)
Cash and Cash Equivalents (Revised Projections)	**$215.4**	**$261.8**	**$215.0**
AEBITDA Bridge			
AEBITDA (Original Projections)	$182.0	$228.7	$309.9
AEBITDA Changes	(19.5)	(44.7)	(29.0)
AEBITDA (Revised Projections)	**$162.5**	**$184.0**	**$280.8**
FN(1): Total Estimated Restructuring Costs	($72.1)	($69.6)	($21.0)

Note: Numbers may not foot due to rounding

(1) See exhibit

(2) Reflects (i) revised timing of RSA paydown at transaction close and (ii) revised scheduled amortization. Does not include paydowns associated with asset sales.

Walter Investment Management Corp

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation and Walter's SEC Reports for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 7

Three-Year Financial Projections

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Projected Financial Performance[1]

$ millions	FY 2017 Projected	FY 2018 Projected	FY 2019 Projected
Income (Loss) before Income Taxes			
Servicing	$ (91.4)	$ (8.6)	$ 19.3
Originations	27.9	38.1	92.1
Reverse Mortgage	(42.6)	(22.0)	(17.9)
Other[2]	(228.7)	(116.9)	(80.5)
Consolidated	**$ (334.8)**	**$ (109.4)**	**$ 13.1**
Adjusted Earnings (Loss)			
Servicing	$ (36.8)	$ 2.3	$ 24.3
Originations	30.4	40.3	93.7
Reverse Mortgage	(24.4)	(21.0)	(16.9)
Other	(118.9)	(100.4)	(73.8)
Consolidated	**$ (149.7)**	**$ (78.8)**	**$ 27.4**
AEBITDA			
Servicing	$ 147.5	$ 137.9	$ 149.7
Originations	34.5	56.3	113.8
Reverse Mortgage	(19.4)	(17.5)	(14.7)
Other	(0.0)	7.3	32.1
Consolidated	**$ 162.5**	**$ 184.0**	**$ 280.8**
Net Investment in Retained OMSRs[3]	$ (67.8)	$ (31.3)	$ (32.9)
AEBITDA less Net Investment in Retained OMSRs	**$ 94.6**	**$ 152.7**	**$ 248.0**

Note: Numbers may not foot due to rounding

(1) Includes actual unaudited results for January – June 2017 and projections for July 2017 through December 2019; The projections include a $60 million MSR fair value adjustment in September 2017 and no other future fair value adjustments beyond actual June 2017 results.

(2) Includes estimated DIP financing costs and other restructuring charges, gain on sale of the Insurance business of $68 million in Q1' 2017, and unallocated expense reductions related to the Company's site consolidation plan that are directly related to Servicing, Originations and Reverse Mortgage business segments. The illustrative proposed transaction contemplated in these materials could result in an economic gain for the Company of approximately $371 million. For purposes of these projections, no such gain has been included because it is indeterminate at this time. Therefore, interest expense illustrated herein is only reflective of the proposed restructured terms of the debt and does not include any GAAP treatment of the economic gain. The amount that will be recognized at inception, and amortized over the life of the new debt in the GAAP financial statements, if any, will depend on the terms of any transaction, as completed. ANY ADJUSTMENTS RESULTING FROM THE ADOPTION OF FRESH-START ACCOUNTING, INCLUDING ADJUSTMENTS TO ASSETS AND LIABILITIES DUE TO THE ASSIGNMENT OF REORGANIZATION VALUE AND THE EFFECTS OF FORGIVENESS OR RESTRUCTURING OF DEBT, WILL BE REFLECTED IN THE FINAL STATEMENT OF OPERATIONS OF THE PREDECESSOR ENTITY.

(3) Represents originated MSRs that have been capitalized upon transfer of loans less OMSRs sold on a flow basis

Walter Investment Management Corp

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation and Walter's SEC Reports for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 8

Select Assets & Liabilities – Historical and Projected

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Select Assets & Liabilities – Pro Forma for the Proposed Transaction[1]

$ millions

	Actual			Projected[2]			
	12/31/2016	3/31/2017	6/30/2017	9/30/2017[3]	12/31/2017	12/31/2018	12/31/2019
Select Assets							
Cash and Cash Equivalents	$ 224.6	$ 237.2	$ 478.4	$ 254.5	$ 215.4	$ 261.8	$ 215.0
Restricted Cash	204.5	174.3	172.7	164.3	161.2	136.1	120.7
Residential Loans, Net	13,081.8	12,919.4	12,614.9	12,293.7	11,783.2	11,168.9	10,082.8
Receivables, Net	268.0	224.7	155.3	152.5	152.3	104.0	99.6
Servicer and Protective Advances, Net	1,195.4	1,005.2	915.2	841.0	761.7	585.9	510.3
Servicing Rights, Net[2]	1,029.7	1,006.4	935.9	847.3	789.2	562.2	488.9
Premises and Equipment, Net	82.6	74.0	66.2	60.6	53.3	43.0	30.0
Other Assets	242.3	201.3	199.6	215.2	190.0	183.2	199.1
Total	**$ 16,328.9**	**$ 15,842.5**	**$ 15,538.2**	**$ 14,829.1**	**$ 14,106.3**	**$ 13,045.1**	**$ 11,746.4**
Select Liabilities							
Payables and Accrued Liabilities[4]	$ 759.0	$ 699.7	$ 701.4	$ 690.3	$ 681.9	$ 655.2	$ 633.0
Servicer Payables	146.3	138.1	143.8	133.4	128.1	126.6	134.7
Servicing Advance Liabilities	783.2	662.2	544.1	489.0	452.8	291.3	226.2
Warehouse Borrowings	1,203.4	1,094.7	1,332.1	1,217.3	1,043.7	1,884.1	2,361.4
Servicing Rights Related Liabilities at Fair Value	1.9	3.5	1.3	-	-	-	-
Corporate Debt[5]	2,129.0	2,112.3	2,117.0	2,022.9	1,436.8	1,277.9	1,154.3
Mortgage-Backed Debt	944.0	917.0	877.8	793.1	767.6	666.5	575.5
HMBS Related Obligations at Fair Value	10,509.4	10,289.5	9,986.4	9,767.9	9,511.9	8,161.0	6,658.4
Total	**$ 16,476.2**	**$ 15,917.0**	**$ 15,703.9**	**$ 15,113.9**	**$ 14,022.8**	**$ 13,062.6**	**$ 11,743.5**

Note: Numbers may not foot due to rounding
(1) The projections do not include adjustments related to fresh-start accounting which may be applicable upon emergence from Chapter 11
(2) The projections include a projected MSR fair value adjustment of $60 million in September 2017. Non-MSR assets are based on June 2017 valuation metrics.
(3) Balances for 9/30/17 reflect projected amounts from the Company's business plan and do not represent actual results
(4) Loans Subject to Repurchase from GNMA are projected at $249 million throughout the projected period
(5) Figures presented herein assume any preferred stock is treated as equity for accounting purposes. Projected corporate debt figures could vary depending on the structure of any preferred stock and corresponding GAAP treatment. Any potential deferral of cancellation of debt income not included above

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation and Walter's SEC Reports for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 9

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Select Asset Detail – Historical and Projected

Residential Loans, Net Detail

$ millions

	3/31/2017 Actual	6/30/2017 Actual	9/30/2017 Projected[1]	12/31/2017 Projected	12/31/2018 Projected	12/31/2019 Projected
Securitized HECM Loans	$10,155.0	$9,856.3	$9,663.5	$9,407.5	$8,056.6	$6,554.0
GNMA Buyouts[2]	387.8	554.0	618.7	709.1	925.2	1,206.5
Residential Loans in Residual Trusts	453.5	442.6	433.3	425.2	391.5	359.5
Residential Loans in Non-Residual Trusts[3]	440.2	406.0	391.7	355.7	303.9	258.3
Ditech GNMA Eligible for Early Buyout[4]	206.4	248.6	248.6	248.6	248.6	248.6
Other Residential Loans[5]	1,276.5	1,107.5	937.9	637.1	1,243.1	1,456.0
Total Residential Loans	**$12,919.4**	**$12,614.9**	**$12,293.7**	**$11,783.2**	**$11,168.9**	**$10,082.8**

(1) Balances for 9/30/17 reflect projected amounts from the Company's business plan and do not represent actual results
(2) Balance excludes accrued buyouts for ensuing month; balance excludes REO and accounts receivable portions of GNMA buyout asset balance. Projections include securitized collateral
(3) Assumes Non-Residual Trusts remain consolidated on balance sheet throughout projection period
(4) Offset by corresponding liability on balance sheet
(5) Primarily loans held for sale

Other Select Assets Detail

$ millions

	3/31/2017 Actual	6/30/2017 Actual	9/30/2017 Projected[1]	12/31/2017 Projected	12/31/2018 Projected	12/31/2019 Projected
GNMA Buyout REO	$46.5	$50.6	$50.6	$50.6	$50.6	$50.6
Servicing Fee Receivables	36.7	41.7	35.0	35.0	35.0	35.0
MSR Holdback Receivables	43.0	38.9	38.4	40.3	14.5	16.0
Equity in Residual Trusts	55.7	55.9	57.8	59.4	67.0	74.8

(1) Balances for 9/30/17 reflect projected amounts from the Company's business plan and do not represent actual results

Walter INVESTMENT MANAGEMENT CORP

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation and Walter's SEC Reports for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 10

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Use of Non-GAAP Measures and Definitions

We manage our Company in three reportable segments: Servicing, Originations and Reverse Mortgage. We evaluate the performance of our business segments through the following measures: income (loss) before income taxes, Adjusted Earnings (Loss), and Adjusted EBITDA. Management considers Adjusted Earnings (Loss) and Adjusted EBITDA, both non-GAAP financial measures, to be important in the evaluation of our business segments and of the Company as a whole, as well as for allocating capital resources to our segments. Adjusted Earnings (Loss) and Adjusted EBITDA are supplemental metrics utilized by management to assess the underlying key drivers and operational performance of the continuing operations of the business. In addition, analysts, investors, and creditors may use these measures when analyzing our operating performance. Adjusted Earnings (Loss) and Adjusted EBITDA are not presentations made in accordance with GAAP and our use of these measures and terms may vary from other companies in our industry.

Adjusted Earnings (Loss) is defined as income (loss) before income taxes, plus changes in fair value due to changes in valuation inputs and other assumptions; goodwill and intangible assets impairment, if any; a portion of the provision for curtailment expense, net of expected third-party recoveries, if applicable; share-based compensation expense or benefit; non-cash interest expense; exit costs; estimated settlements and costs for certain legal and regulatory matters; fair value to cash adjustments for reverse loans; and select other cash and non-cash adjustments primarily including severance; gain or loss on extinguishment of debt; the net impact of the Non-Residual Trusts; transaction and integration costs; and certain non-recurring costs, as applicable. Adjusted Earnings (Loss) excludes unrealized changes in fair value of MSR that are based on projections of expected future cash flows and prepayments. Adjusted Earnings (Loss) includes both cash and non-cash gains from mortgage loan origination activities. Non-cash gains are net of non-cash charges or reserves provided. Adjusted Earnings (Loss) includes cash generated from reverse mortgage origination activities for the period in which we were originating reverse mortgages. Adjusted Earnings (Loss) may from time to time also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors with a supplemental means of evaluating our operating performance.

Adjusted EBITDA eliminates the effects of financing, income taxes and depreciation and amortization. Adjusted EBITDA is defined as income (loss) before income taxes, plus amortization of servicing rights and other fair value adjustments; interest expense on corporate debt; depreciation and amortization; goodwill and intangible assets impairment, if any; a portion of the provision for curtailment expense, net of expected third-party recoveries, if applicable; share-based compensation expense or benefit; exit costs; estimated settlements and costs for certain legal and regulatory matters; fair value to cash adjustments for reverse loans; select other cash and non-cash adjustments primarily the net provision for the repurchase of loans sold; non-cash interest income; severance; gain or loss on extinguishment of debt; interest income on unrestricted cash and cash equivalents; the net impact of the Non-Residual Trusts; the provision for loan losses; Residual Trust cash flows; transaction and integration costs; servicing fee economics; and certain non-recurring costs, as applicable. Adjusted EBITDA includes both cash and non-cash gains from mortgage loan origination activities. Adjusted EBITDA excludes the impact of fair value option accounting on certain assets and liabilities and includes cash generated from reverse mortgage origination activities for the period in which we were originating reverse mortgages. Adjusted EBITDA may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a supplemental means of evaluating our operating performance.

Walter INVESTMENT MANAGEMENT CORP.

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation and Walter's SEC Reports for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 11

Highly Confidential Subject to Express Confidentiality Agreement Use of Non-GAAP Measures and Definitions Subject to FRE 408 Adjusted Earnings (Loss) and Adjusted EBITDA should not be considered as alternatives to (i) net income (loss) or any other performance measures determined in accordance with GAAP or (ii) operating cash flows determined in accordance with GAAP. Adjusted Earnings (Loss) and Adjusted EBITDA have important limitations as analytical tools, and should not be considered in isolation or as substitutes for analysis of our results as reported under GAAP. Some of the limitations of these metrics are: Adjusted Earnings (Loss) and Adjusted EBITDA do not reflect cash expenditures for long-term assets and other items that have been and will be incurred, future requirements for capital expenditures or contractual commitments; Adjusted Earnings (Loss) and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs; Adjusted Earnings (Loss) and Adjusted EBITDA do not reflect certain tax payments that represent reductions in cash available to us; Adjusted Earnings (Loss) and Adjusted EBITDA do not reflect any cash requirements for the assets being depreciated and amortized that may have to be replaced in the future; Adjusted Earnings (Loss) and Adjusted EBITDA do not reflect non-cash compensation that is and will remain a key element of our overall long-term incentive compensation package; Adjusted Earnings (Loss) and Adjusted EBITDA do not reflect the change in fair value due to changes in valuation inputs and other assumptions; Adjusted EBITDA does not reflect the change in fair value resulting from the realization of expected cash flows; and Adjusted EBITDA does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our servicing rights related liabilities and corporate debt, although it does reflect interest expense associated with our servicing advance liabilities, master repurchase agreements, mortgage-backed debt, and HMBS related obligations. Because of these limitations, Adjusted Earnings (Loss) and Adjusted EBITDA should not be considered as measures of discretionary cash available to usto invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted Earnings (Loss) and Adjusted EBITDA only as supplements. Users of our financial statements are cautioned not to place undue reliance on Adjusted Earnings (Loss) and Adjusted EBITDA. WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation and Walter’s SEC Reports for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and Page 12 the use of Non-GAAP Financial Measures.

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Reconciliation of Non-GAAP Items

Reconciliation of Non-GAAP Items – 2017[1]

$ millions	For the Year Ending December 31, 2017				
	Servicing	Originations	Reverse	Other	Total
Net Loss					$ (335.3)
Adjust for income tax expense					0.5
Income (loss) before income taxes[2]	$ (91.4)	$ 27.9	$ (42.6)	$ (228.7)	$ (334.8)
Adjustments to income (loss) before income taxes					
Changes in fair value due to changes in valuation inputs and other assumptions[3]	101.9	-	-	-	101.9
Fair value to cash adjustment for reverse loans	-	-	15.4	-	15.4
Non-cash interest expense	0.7	-	-	10.1	10.8
Share-based compensation expense	3.1	0.9	0.7	0.8	5.4
Gain on sale of business	(67.7)	-	-	-	(67.7)
Other[4]	16.7	1.7	2.1	98.9	119.3
Total adjustments	54.7	2.5	18.1	109.8	185.1
Adjusted Earnings (Loss)	(36.8)	30.4	(24.4)	(118.9)	(149.7)
EBITDA adjustments					
Amortization of servicing rights and other fair value adjustments	151.5	-	1.5	-	153.0
Interest expense on debt (incl. amortization)	-	-	-	119.8	119.8
Depreciation and amortization	33.2	4.7	4.2	0.0	42.0
Other	(0.5)	(0.7)	(0.7)	(0.8)	(2.6)
Total adjustments	184.2	4.0	5.0	118.9	312.2
AEBITDA	$ 147.5	$ 34.5	$ (19.4)	$ (0.0)	$ 162.5
Capitalized servicing rights (e.g. investment in OMSRs)[5]		(67.8)			(67.8)
AEBITDA less net investment in retained OMSRs		$ (33.4)			$ 94.6

Note: Numbers may not foot due to rounding

(1) Includes actual unaudited results for January – June 2017 and projections for July – December 2017

(2) Includes estimated DIP financing costs and other restructuring charges, gain on sale of the Insurance business of $68 million in Q1' 2017, and unallocated expense reductions related to the Company's site consolidation plan that are directly related to Servicing, Originations and Reverse Mortgage business segments. Assumes that the Company is able to maintain its tax attributes during and after a chapter 11 bankruptcy. If the Company is unable to do so, results may be different. The illustrative proposed transaction contemplated in these materials could result in an economic gain for the Company of approximately $371 million. For purposes of these projections, no such gain has been included because it is indeterminate at this time. Therefore, interest expense illustrated herein is only reflective of the proposed restructured terms of the debt and does not include any GAAP treatment of the economic gain. The amount that will be recognized at inception, and amortized over the life of the new debt in the GAAP financial statements, if any, will depend on the terms of any transaction, as completed. ANY ADJUSTMENTS RESULTING FROM THE ADOPTION OF FRESH-START ACCOUNTING, INCLUDING ADJUSTMENTS TO ASSETS AND LIABILITIES DUE TO THE ASSIGNMENT OF REORGANIZATION VALUE AND THE EFFECTS OF FOREGIVENESS OR RESTRUCTURING OF DEBT, WILL BE REFLECTED IN THE FINAL STATEMENT OF OPERATIONS OF THE PREDECESSOR ENTITY.

(3) Projections include a projected MSR fair value adjustment of $60 million in September 2017

(4) Other includes projected restructuring and other exit costs associated with the execution of Company strategy

(5) Capitalized Servicing Rights are included in "Net Gains on Sales of Loans" on the Statement of Comprehensive Income (Loss)

Walter INVESTMENT MANAGEMENT CORP

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation and Walter's SEC Reports for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 13

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Reconciliation of Non-GAAP Items

Reconciliation of Non-GAAP Items – 2018

$ millions

	For the Year Ending December 31, 2018				
	Servicing	Originations	Reverse	Other	Total
Net Loss					$ (109.5)
Adjust for income tax expense					0.2
Income (loss) before income taxes[1]	$ (8.6)	$ 38.1	$ (22.0)	$ (116.9)	$ (109.4)
Adjustments to income (loss) before income taxes					
Changes in fair value due to changes in valuation inputs and other assumptions[2]	0.3	-	-	-	0.3
Non-cash interest expense	0.6	-	-	-	0.6
Share-based compensation expense	4.3	1.7	0.8	-	6.8
Other[3]	5.7	0.5	0.2	16.4	22.8
Total adjustments	10.9	2.2	1.0	16.4	30.5
Adjusted Earnings (Loss)	**2.3**	**40.3**	**(21.0)**	**(100.4)**	**(78.8)**
EBITDA adjustments					
Amortization of servicing rights and other fair value adjustments	111.2	-	1.2	-	112.4
Interest expense on debt (incl. amortization)	-	-	-	108.8	108.8
Depreciation and amortization	29.6	8.1	4.3	-	42.0
Other	(5.2)	7.9	(2.0)	(1.1)	(0.3)
Total adjustments	135.7	16.0	3.5	107.8	262.9
AEBITDA	**$ 137.9**	**$ 56.3**	**$ (17.5)**	**$ 7.3**	**$ 184.0**
Capitalized servicing rights (e.g. investment in OMSRs)[4]		(31.3)			(31.3)
AEBITDA less net investment in retained OMSRs		**$ 25.0**			**$ 152.7**

Note: Numbers may not foot due to rounding
(1) Excludes impact of potential GAAP deferral of a portion of the gain on debt refinancing transaction(s). Assumes that the Company is able to maintain its tax attributes during and after a chapter 11 bankruptcy. If the Company is unable to do so, results may be different.
(2) Projections do not include any changes in fair value due to changes in valuation inputs and other assumptions
(3) Other includes projected restructuring and other exit costs associated with the execution of Company strategy
(4) Capitalized Servicing Rights are included in "Net Gains on Sales of Loans" on the Statement of Comprehensive Income (Loss)

Walter INVESTMENT MANAGEMENT CORP

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation and Walter's SEC Reports for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 14

Reconciliation of Non-GAAP Items

Highly Confidential
Subject to Express Confidentiality Agreement
Subject to FRE 408

Reconciliation of Non-GAAP Items – 2019

$ millions

	For the Year Ending December 31, 2019				
	Servicing	**Originations**	**Reverse**	**Other**	**Total**
Net Income					$ 12.7
Adjust for income tax expense					0.4
Income (loss) before income taxes[1]	$ 19.3	$ 92.1	$ (17.9)	$ (80.5)	$ 13.1
Adjustments to income (loss) before income taxes					
Changes in fair value due to changes in valuation inputs and other assumptions[2]	0.3	-	-	-	0.3
Non-cash interest expense	0.5	-	-	-	0.5
Share-based compensation expense	4.0	1.7	0.8	-	6.5
Other[3]	0.1	(0.0)	0.2	6.7	7.0
Total adjustments	5.0	1.6	1.0	6.7	14.3
Adjusted Earnings (Loss)	**24.3**	**93.7**	**(16.9)**	**(73.8)**	**27.4**
EBITDA adjustments					
Amortization of servicing rights and other fair value adjustments	105.5	-	0.9	-	106.4
Interest expense on debt (incl. amortization)	-	-	-	107.2	107.2
Depreciation and amortization	25.4	10.1	4.0	-	39.5
Other	(5.4)	9.9	(2.7)	(1.3)	0.4
Total adjustments	125.4	20.0	2.2	105.8	253.4
AEBITDA	**$ 149.7**	**$ 113.8**	**$ (14.7)**	**$ 32.1**	**$ 280.8**
Capitalized servicing rights (e.g. investment in OMSRs)[4]		(32.9)			(32.9)
AEBITDA less net investment in retained OMSRs		**$ 80.9**			**$ 248.0**

Note: Numbers may not foot due to rounding

(1) Excludes impact of potential GAAP deferral of a portion of the gain on debt refinancing transaction(s). Assumes that the Company is able to maintain its tax attributes during and after a chapter 11 bankruptcy. If the Company is unable to do so, results may be different.

(2) Projections do not include any changes in fair value due to changes in valuation inputs and other assumptions

(3) Other includes projected restructuring and other exit costs associated with the execution of Company strategy

(4) Capitalized Servicing Rights are included in "Net Gains on Sales of Loans" on the Statement of Comprehensive Income (Loss)

Walter Investment Management Corp

WALTER DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS INCLUDED HEREIN. Please refer to the introductory slides of this presentation and Walter's SEC Reports for important information regarding Forward-Looking Statements, Certain Company Forecasts, Risk Factors and the use of Non-GAAP Financial Measures.

Page 15